AXA PREMIER VIP TRUST — MULTIMANAGER CORE BOND PORTFOLIO

SUPPLEMENT DATED AUGUST 13, 2010 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2010

This Supplement updates certain information contained in the Summary Prospectus dated May 1, 2010 of the Multimanager Core Bond Portfolio of the AXA Premier VIP Trust (“Trust”). You should read this Supplement in connection with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of the Prospectus at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about a portfolio manager change for the Multimanager Core Bond Portfolio.

The legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus as supplemented May 1, 2010, June 7, 2010, July 20, 2010, July 28, 2010, August 1, 2010 and August 13, 2010 and Statement of Additional Information (“SAI”), dated May 1, 2010, as supplemented August 1, 2010, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2009, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-888-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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Curtis Arledge of BlackRock Financial Management, Inc. (“BlackRock”) no longer serves as a portfolio manager to the Portfolio. Brian Weinstein of BlackRock has been added as a portfolio manager to the Portfolio. As a result, the chart under the “Who Manages the Portfolio — Sub-adviser: BlackRock Financial Management, Inc. — Portfolio Managers” section of the Summary Prospectus is deleted and replaced with the following information:

Name	Title	Date Began Managing a Portion of the Portfolio
Matthew Marra	Portfolio Manager and Managing Director	June 2002

Brian Weinstein	Managing Director	July 2010